UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2018

VMWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33622	94-3292913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3401 Hillview Avenue, Palo Alto, CA	94304
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (650) 427-5000

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 1, 2018, VMware, Inc. (“VMware”) entered into a letter agreement (the “Governance Agreement”) with Dell Technologies Inc. (“Dell Technologies”) that provides for a continuation of strong independent governance for VMware and its stockholders. The Governance Agreement was entered into in connection with the announcement of a conditional, special cash dividend (the “Special Dividend”) on each share of VMware’s common stock and the entry into a definitive merger agreement (the “Dell Merger Agreement”) pursuant to which Teton Merger Sub Inc. (“Merger Sub”), a wholly owned subsidiary of Dell Technologies, will merge with and into Dell Technologies, with Dell Technologies surviving the merger (the “Dell Merger”). The Governance Agreement includes the following:

•	A provision requiring Dell Technologies, in the amendment to its Schedule 13D being filed in connection with the announcement of the Dell Merger Agreement, to include a summary of the Governance Agreement, and a statement that Dell Technologies has concluded its review of potential business opportunities and has determined not to pursue a business combination with VMware;

•	A provision requiring that any future request from Dell Technologies or any of its affiliates (in each case in its capacity as a stockholder) that VMware issue a special dividend to holders of common stock of VMware shall be subject to review by, and a recommendation in favor thereof from, a special committee of the board of directors of VMware comprised solely of independent directors;

•	A provision providing that Dell Technologies and its affiliates shall not directly or indirectly purchase or otherwise acquire any shares of common stock of VMware if such transaction would result in the common stock of VMware no longer being publicly traded on a U.S. securities exchange or VMware no longer being required to file reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended, unless (i) such transaction has been approved in advance by a special committee of the board of directors of VMware comprised solely of independent and disinterested directors or (ii) such acquisition of VMware common stock is by Dell Technologies or its subsidiaries and is required in order for VMware to be a member of the affiliated group of corporations filing a consolidated tax return with Dell Technologies;

•	A provision requiring Dell Technologies to use its reasonable best efforts to complete the Dell Merger in accordance with the terms of the Dell Merger Agreement, including using reasonable best efforts to complete the Dell Merger on the same day Dell Technologies or its subsidiary receives the Special Dividend. Dell Technologies further agrees that it will not agree with Merger Sub to terminate the Dell Merger Agreement without the prior written consent of VMware; and

•	A provision providing that the VMware board of directors will not terminate, modify or rescind the resolutions relating to the declaration of the Special Dividend; however, the Governance Agreement does not (i) limit the VMware board of directors from taking any other action it determines necessary in the exercise of its fiduciary duties under applicable law or (ii) require any waiver or modification of any condition to the payment of the Special Dividend.

The Governance Agreement will terminate on the earlier of (i) the 10 year anniversary of the date of the Governance Agreement and (ii) the date that no shares of VMware Class A Common Stock, or any other class or series of securities into which such shares may convert or otherwise become, remain outstanding (other than shares beneficially owned, directly or indirectly, by Dell Technologies and its affiliates).

The foregoing description of the Governance Agreement is not complete and is qualified in its entirety by reference to the Governance Agreement, which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 1, 2018, Dell Technologies, the controlling stockholder of VMware, provided the consent of its wholly owned subsidiary EMC Corporation, the sole Class B common stockholder of VMware, to the declaration of the Special Dividend in accordance with VMware’s Amended and Restated Certificate of Incorporation, in an action by written consent pursuant to Section 228 of the Delaware General Corporation Law.

Item 7.01 Regulation FD Disclosure.

On July 2, 2018, VMware issued a press release (i) announcing that its Board of Directors has declared a conditional, special cash dividend on each share of VMware’s common stock, (ii) reaffirming its Q2 and Annual FY-19 Guidance and (iii) announcing that the VMware board of directors had extended authorization of the existing stock repurchase program, with approximately $876 million remaining through August 31, 2019. A copy of the press release is furnished as exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 8.01 Other Events.

(a)	Declaration of Special Dividend

On July 1, 2018, the Board of Directors of VMware declared a conditional $11 billion one-time special cash dividend pro-rata to holders of VMware common stock. The one-time special dividend is payable in connection with the closing of the Dell Merger, and is subject to certain conditions, as described below.

Record Date. Subject to the conditions to payment described below, the special dividend will be payable to stockholders of record as of the later of (i) the 10th calendar day (or if such day is not a business day, the next succeeding business day) following the later of (x) the date on which the Dell Technologies stockholders have voted to approve the Dell Merger and (y) the date that shares of Dell Technologies Class C Common Stock have been approved for listing on the New York Stock Exchange, subject to official notice of issuance, and (ii) September 12, 2018. Subject to the conditions set forth below, payment of the special dividend will be made one business day after the record date (provided that if payment to Dell Technologies’ subsidiaries holding of record VMware common stock cannot occur prior to 3:30 p.m. Eastern time, the special dividend will be paid on the next business day).

Conditions to Payment. Payment of the special dividend is subject to the following conditions:

(1) the stockholders of Dell Technologies approving the Dell Merger on or prior to January 18, 2019, including separate approval of a majority of the holders of Dell Technologies tracking stock unaffiliated with Dell Technologies;

(2) Dell Technologies providing a certification to VMware that each of the conditions precedent (other than the payment of Dell Technologies’ portion of the proceeds of the special dividend) to the obligations of Dell Technologies to complete the Dell Merger as provided in the Dell Merger Agreement have been satisfied or (to the extent permitted in the Dell Merger Agreement) irrevocably waived, including the conditions that:

(a) the stockholders of Dell Technologies have approved the Dell Merger;

(b) no injunction or other legal restraint prohibiting the Dell Merger shall be in effect, and no law shall have been adopted, enacted, enforced, entered or promulgated that prohibits the Dell Merger;

(c) as of the payment date for the special dividend, the governing body of each Dell Technologies subsidiary through which proceeds of the special dividend will pass to Dell Technologies shall have determined that such subsidiary of Dell Technologies meets all solvency and legal requirements to distribute the proceeds that it receives in accordance with the plan established by Dell Technologies.

(d) the registration statement with respect to the Dell Technologies Class C common stock to be issued in the Dell Merger shall be effective;

(e) the Dell Technologies Class C common stock to be issued in the Dell Merger shall have been approved for listing on the NYSE, subject to official notice of issuance;

(f) the representations and warranties of Dell Technologies and Merger Sub contained in the Dell Merger Agreement shall be true and correct in all material respects;

(g) Dell Technologies shall have performed in all material respects all obligations of it contained in the Dell Merger Agreement;

(h) since February 2, 2018, Dell Technologies shall not have suffered, and would not reasonably be expected to suffer, a material adverse effect since February 2, 2018; and

(i) since February 2, 2018, VMware shall not have suffered, and would not reasonably be expected to suffer, a material adverse effect since February 2, 2018,

each of which conditions (a)-(i) above is set forth in greater detail in the Dell Merger Agreement, which is anticipated to be filed with the Securities and Exchange Commission by Dell Technologies on or around July 2, 2018, and which we refer to and urge VMware stockholders to read;

(3) Dell Technologies providing a certification to VMware that if Dell Technologies’ pro rata share of the special dividend is received by Dell Technologies’ subsidiaries who are holders of record of VMware common stock by 3:30 p.m. Eastern time on such date, the closing of the Dell Merger will occur on such date (provided that if payment cannot occur prior to 3:30 p.m. Eastern time, the special dividend will be paid on the next business day);

(4) the Special Committee and the Board of VMware receiving an updated opinion from a nationally recognized expert that as of the date of payment, (x) VMware (on a consolidated basis) has sufficient surplus under Delaware law for the payment of the special dividend and (y) following the payment of the special dividend, VMware (on a consolidated basis) will be solvent under Delaware law; and

(5) a determination by the Special Committee and the Board of VMware that, as of the payment date of the special dividend, (x) VMware (on a consolidated basis) has sufficient surplus under Delaware law for the payment of the special dividend, (y) following the payment of the special dividend, VMware (on a consolidated basis) will be solvent under Delaware law and (z) that as of the payment date all of VMWare’s subsidiaries that must distribute cash or otherwise pass proceeds to VMware in order for it to pay the special dividend meet all solvency and legal adequacy requirements to distribute such cash amounts.

The special dividend will not be paid unless each of the above conditions is satisfied. If any of the above conditions is not met on or before January 31, 2019 or if the Dell Merger Agreement is terminated for any reason, the special dividend shall automatically be cancelled.

(b)	Extension of Stock Repurchase Program

Also on July 1, 2018, the Board of Directors of VMware extended authorization of VMware’s existing stock repurchase program, with approximately $876 million remaining, through August 31, 2019. Stock will be purchased from time to time, in the open market or through private transactions, subject to market conditions. The timing of any repurchases and the actual number of shares repurchased will depend on a variety of factors, including VMware’s stock price, corporate and regulatory requirements and other market and economic conditions.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Letter Agreement dated as of July 1, 2018, by and between VMware, Inc. and Dell Technologies Inc.

99.1	Press Release of VMware, Inc. dated July 2, 2018

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on VMware’s current expectations, including, among other things, statements regarding VMware’s special dividend, including its record date and payment date, its status as an independent, publicly traded company, its strong business performance, growth opportunities and cash flow generation, Q2 guidance and FY-19 full year revenue, operating margin, EPS, operating and cash flow, the expected completion of the Dell Merger, the elimination of Dell Technologies Class V common stock and creation of a new public equity class for Dell Technologies, alignment between Dell Technologies and VMware, VMware’s go-forward strategy, VMware’s capital allocation strategies, including plans for share repurchases, VMware’s growth expectations, future value creation and capital structure. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (i) VMware’s ability to pay the one-time special dividend, (ii) the satisfaction of conditions to the special dividend payment, including the timely satisfaction of conditions to the consummation of the Dell Merger, (iii) adverse changes in general economic or market conditions; (iv) delays or reductions in consumer, government and information technology spending; (v) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into the virtualization software and cloud, end user and mobile computing industries, and new product and marketing initiatives by VMware’s competitors; (vi) VMware’s customers’ ability to transition to new products and computing strategies such as cloud computing, end user virtualization and the software defined data center; (vii) VMware’s ability to enter into and maintain strategically effective partnerships and alliances; (viii) the uncertainty of customer acceptance of emerging technology; (ix) rapid technological changes in the virtualization software and cloud, end user and mobile computing industries; (x) changes to product and service development timelines; (xi) VMware’s relationship with Dell Technologies and Dell Technologies’ ability to control matters requiring stockholder approval, including the election of VMware’s board members and matters relating to Dell Technologies’ investment in VMware; (xii) VMware’s ability to protect its proprietary technology; (xiii) VMware’s ability to attract and retain highly qualified employees; (xiv) the ability to successfully integrate into VMware acquired companies and assets and smoothly transition services related to divested assets from VMware; (xv) the ability of VMware to realize synergies from Dell Technologies; (xvi) disruptions resulting from key management changes; (xvii) fluctuating currency exchange rates; (xviii) changes in VMware’s financial condition; and (xiv) risks associated with cyber-attacks, information security and privacy. These forward-looking statements are made as of the date of this Current Report on Form 8-K, are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including VMware’s most recent reports on Form 10-K and Form 10-Q and Current Reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2018

VMware, Inc.

By:	/s/ Amy Fliegelman Olli
Amy Fliegelman Olli
Senior Vice President and General Counsel

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